UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of Earliest Event Reported): February 7, 2008

Quanta Capital Holdings Ltd.

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 000-50885

Bermuda (State or Other Jurisdiction of Incorporation or Organization)	N/A (I.R.S. Employer Identification No.)

22 Church Street,
Penthouse
Hamilton HM 11
Bermuda
(Address of Principal Executive Offices, Including Zip Code)

441-294-6350
(Registrant’s Telephone Number, Including Area Code)

1 Victoria Street, Hamilton HM11, Bermuda
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

The discussion set forth below under “Item 2.01 – Completion of Acquisition or Disposition of Assets” is incorporated in this “Item 1.01 – Entry into a Material Definitive Agreement.”

Item 2.01 Completion of Acquisition or Disposition of Assets

On February 7, 2008, Quanta Capital Holdings Ltd. (the “Company”) entered into a Stock Purchase Agreement with Quanta 4000 Holding Company Ltd., a wholly-owned subsidiary of the Company, and Chaucer Holdings PLC (“Chaucer”), pursuant to which the Company agreed to sell all of its interests at Lloyd’s to Chaucer. Previously, the Company participated in the Lloyd’s of London insurance market through its investment in Syndicate 4000, which is managed by Pembroke Managing Agency Limited (“Pembroke”). Pembroke is a joint venture among the Company, Chaucer and the Syndicate 4000 underwriting team. For the 2007 underwriting year the Company provided 90% of the capital of Syndicate 4000, and an affiliate of Chaucer provided the remaining 10%. The Company’s interests at Lloyd’s that are subject to the Stock Purchase Agreement include its 100% interest in Quanta 4000 Ltd. (which is a corporate member of Syndicate 4000), its 15% interest in Pembroke JV Ltd. (which owns Pembroke) and its deposit of approximately $116.0 million with the Society at Lloyd’s, known as “Funds at Lloyd’s.” The Stock Purchase Agreement provides that, in consideration of the equity interests in Quanta 4000 and Pembroke, the Company will receive the return of its Funds at Lloyd’s. On February 13, 2008, the Company completed the disposition by transferring to Chaucer its interests in Quanta 4000 Ltd. and Pembroke JV Ltd., and the Company received the return of its Funds at Lloyd’s from the Society at Lloyd’s.

Item 7.01 Regulation FD Disclosure

On February 7, 2008, the Company issued a press release announcing the Stock Purchase Agreement referred to in Item 2.01 above. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, the information contained in this Item 7.01 to this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(b) Pro forma financial information

QUANTA CAPITAL HOLDINGS LTD.

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AT SEPTEMBER 30, 2007

(Expressed in thousands of U.S. dollars)

UNAUDITED

	Quanta Capital Holdings Ltd. Historical (a)	Quanta 4000 Ltd. & Pembroke JV (b)		Pro Forma Adjustments	Pro Forma
Assets
Investments at fair value
Trading investments	$643,316	$(25,073)		$—	$618,243
	643,316	(25,073)		—	618,243
Cash and cash equivalents (including restricted)	174,581	(92,464)		—	82,117
Accrued investment income	3,946	23		—	3,969
Premiums receivable	41,401	(29,074)		—	12,327
Funds withheld by cedants	6,548	—		—	6,548
Losses and loss adjustment expenses recoverable	149,258	(15,387)		—	133,871
Other accounts receivable	2,337	(279)	(c)	1,354	3,412
Net receivable for investments sold	300	—		—	300
Deferred acquisition costs, net	11,428	(7,058)		—	4,370
Deferred reinsurance premiums	19,465	(8,994)		—	10,471
Software, property and equipment, net of accumulated depreciation	535	—		—	535
Other intangible assets	7,175	—		—	7,175
Other assets	26,078	(1,274)	(c)	(2,676)	22,128
Total assets	$1,086,368	$(179,580)		$(1,322)	$905,466
Liabilities
Reserve for losses and loss expenses	$563,067	$(139,388)		$—	$423,679
Unearned premiums	87,587	(45,684)		—	41,903
Environmental liabilities assumed	1,774	—		—	1,774
Reinsurance balances payable	30,056	(3,888)		—	26,168
Accounts payable and accrued expenses	20,736	(571)	(c,d,e)	944	21,109
Deposit liabilities	36,586	—		—	36,586
Deferred income and other liabilities	1,796	—		—	1,796
Total liabilities	741,602	(189,531)		944	553,015
Shareholders’ equity
Common shares	701	—		—	701
Additional paid-in capital	582,819	(77)		—	582,742
Accumulated deficit	(236,829)	8,046	(c,d,e)	(2,266)	(231,049)
Accumulated other comprehensive (loss) income	(1,925)	1,982		—	57
Total shareholders’ equity	344,766	9,951		(2,266)	352,451
Total liabilities and shareholders’ equity	$1,086,368	$(179,580)		$(1,322)	$905,466

The accompanying notes form an integral part of these unaudited pro forma condensed financial statements.

QUANTA CAPITAL HOLDINGS LTD.

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007

(Expressed in thousands of U.S. dollars except for share and per share amounts)

UNAUDITED

	Quanta Capital Holdings Ltd. Historical (a)	Quanta 4000 Ltd. & Pembroke JV (b)	Pro Forma Adjustments	Pro Forma
Revenues
Gross premiums written	$70,717	$(86,446)	$—	$(15,729)
Premiums ceded	(20,206)	16,485	—	(3,721)
Net premiums written	50,511	(69,961)	—	(19,450)
Change in net unearned premiums	17,366	5,364	—	22,730
Net premiums earned	67,877	(64,597)	—	3,280
Technical services revenues	1,706	—	—	1,706
Net investment income	33,835	(3,946)	—	29,889
Net (losses) gains on investments	(387)	808	—	421
Net foreign exchange gains	803	(638)	—	165
Gain on repurchase of junior subordinated debentures	4,421	—	—	4,421
Other income	4,140	—	—	4,140
Total revenues	112,395	(68,373)	—	44,022
Expenses
Net losses and loss expenses	30,612	(39,495)	—	(8,883)
Acquisition expenses	15,980	(15,716)	—	264
General and administrative expenses	46,694	(10,268)	—	36,426
Interest expense	3,632	—	—	3,632
Depreciation of fixed assets and amortization and impairment of intangible assets	870	—	—	870
Total expenses	97,788	(65,479)	—	32,309
Income from continuing operations before income taxes	14,607	(2,894)	—	11,713
Income tax (benefit)	(14)	—	—	(14)
Net income from continuing operations	$14,621	$(2,894)	$—	$11,727
Weighted average common share and common share equivalents:
Basic	70,053,443	70,053,443	70,053,443	70,053,443
Diluted	70,164,777	70,164,777	70,164,777	70,164,777
Basic & diluted income from continuing operations per common share	$0.21	$(0.04)	$—	$0.17

The accompanying notes form an integral part of these unaudited pro forma condensed financial statements.

QUANTA CAPITAL HOLDINGS LTD.

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006

(Expressed in thousands of U.S. dollars except for share and per share amounts)

UNAUDITED

	Quanta Capital Holdings Ltd. Historical (a)	Quanta 4000 Ltd. & Pembroke JV (b)	Pro Forma Adjustments	Pro Forma
Revenues
Gross premiums written	$158,729	$(97,723)	$—	$61,006
Premiums ceded	(78,175)	30,521	—	(47,654)
Net premiums written	80,554	(67,202)	—	13,352
Change in net unearned premiums	144,745	(2,310)	—	142,435
Net premiums earned	225,299	(69,512)	—	155,787
Technical services revenues	3,331	—	—	3,331
Net investment income	45,934	(2,031)	—	43,903
Net realized (losses) on investments	(15,945)	3	—	(15,942)
Net foreign exchange (losses)	(3,790)	3,042	—	(748)
Other income	3,654	—	—	3,654
Total revenues	258,483	(68,498)	—	189,985
Expenses
Net losses and loss expenses	156,121	(52,564)	—	103,557
Acquisition expenses	42,540	(12,984)	—	29,556
General and administrative expenses	100,006	(14,956)	—	85,050
Interest expense	5,458	—	—	5,458
Depreciation of fixed assets and amortization and impairment of intangible assets	4,999	3	—	5,002
Total expenses	309,124	(80,501)	—	228,623
Loss from continuing operations before income taxes	(50,641)	12,003	—	(38,638)
Income tax expense	14	—	—	14
Net loss from continuing operations	(50,655)	12,003	—	(38,652)
Weighted average common share and common share equivalents:
Basic & Diluted	69,971,646	69,971,646	69,971,646	69,971,646
Basic & diluted loss from continuing operations per common share	$(0.72)	$0.17	$—	$(0.55)

The accompanying notes form an integral part of these unaudited pro forma condensed financial statements.

Note 1 – Basis of Preparation

On February 7, 2008, Quanta Capital Holdings Ltd. (“Quanta” or the “Company”) completed the sale of its wholly owned subsidiary Quanta 4000 Ltd. (“Quanta 4000”) for £1.00 and its 15% interest in Pembroke JV Co. (“Pembroke JV”) for £1.00, both to Chaucer Holdings PLC. (“Chaucer”). Quanta 4000 is a corporate member in Syndicate 4000 at Lloyd’s. Upon closing, Quanta 4000 Holding Company Ltd. received the return of funds that it had previously deposited with the Society at Lloyd’s that are known as “Funds at Lloyd’s” valued, at September 30, 2007, at $116.6 million. Prior to the transaction Chaucer owned 65% of Pembroke, and also provided certain services to Pembroke Managing Agency which is the managing agent of Syndicate 4000.

The unaudited pro forma consolidated balance sheet presents the financial position of the Company as of September 30, 2007, assuming the sale of Quanta 4000 and Pembroke JV had occurred on that date. Such pro forma information is based on Quanta’s historical balance sheet included in the Company’s Form 10-Q at September 30, 2007 giving effect to the following adjustments: 1) elimination of the separate company assets and liabilities of Quanta 4000, 2) elimination of the investment in Pembroke that was recorded at cost. These are then adjusted for (i) certain intercompany amounts due from Quanta 4000 to Quanta and its subsidiaries that have been written off, (ii) bonus payments to management and employees of Syndicate 4000 that will be incurred by the Company as a result of the sale, and (iii) proceeds of the transaction, net of legal and professional fees.

The unaudited pro forma condensed consolidated statement of operations presents the financial results from the continuing operations of the Company for the year ended December 31, 2006 and the nine months ended September 30, 2007 assuming the sale had occurred on January 1, 2006, as required by rule 11-2 of Regulation S-X. Such pro forma information is based on the Company’s historical consolidated statement of operations included in the Company’s form 10-K for the year ended December 31, 2006 and the Company’s historical consolidated statement of operations included in the Company’s form 10-Q for the nine months ended September 30, 2007.

The unaudited pro forma condensed consolidated financial statements are based on estimates and assumptions. The Company believes that the assumptions and estimates used in the preparation of the unaudited pro forma condensed consolidated financial statements are reasonable. These estimates and assumptions have been made solely for the purpose of developing these unaudited pro forma condensed consolidated financial statements. The unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the financial position or results of operations that actually would have been realized had Quanta 4000 Ltd. and Pembroke JV been sold as of the dates indicated, nor are they necessarily indicative of the Company’s future financial position or results of operations.

The unaudited pro forma condensed financial information should be read in conjunction with the historical consolidated financial statements of the Company, including the notes thereto.

The following is a summary of the estimated net gain on the sale of Quanta 4000 and Pembroke JV on a pro forma basis if the sale had occurred on September 30, 2007: (in thousands)

September 30, 2007
Cash proceeds from sale	$—
Less estimated expenses: bonuses, legal and professional fees	(1,090)
Less intercompany amount waived (see note 2 c) below)	(1,176)
Net cost of sale	(2,266)
Less:
Carrying value of Quanta 4000 and Pembroke JV	(9,951)
Pro Forma net gain on sale	$7,685

The actual net gain on sale to be recorded by the Company will be based upon the actual carrying values of Quanta 4000 and Pembroke JV as of February 7, 2008. These carrying values will include further results from operations in Quanta 4000, including Syndicate 4000, and Pembroke JV for the period from October 1, 2007 to February 7, 2008. As a result, the carrying values of Quanta 4000 and Pembroke JV and the actual net gain on sale could differ materially from the pro forma net gain on sale.

The Company’s Lloyd’s reportable segment does not represent only the aggregation of assets, liabilities, revenues or expenses of Quanta 4000 and Pembroke JV. The Lloyd’s reportable segment includes Quanta 4000, Pembroke JV and also certain other contracts of insurance underwritten by Syndicate 4000, but recorded in other Quanta entities that were not sold to Chaucer in the transaction.

Quanta previously allocated certain costs to Quanta 4000. We have not made any pro forma adjustments in relation to these allocations as management believes the allocations to have been made on a reasonable basis.

Note 2 – Notes to the unaudited Pro Forma Condensed Consolidated Balance Sheet

Pro Forma adjustments to Quanta’s historical balance sheet as of September 30, 2007 include the following:

a)	The unaudited historical consolidated balance sheet of Quanta per the Form 10-Q dated September 30, 2007.
b)	The removal of assets and liabilities of Quanta 4000 and Pembroke that have been divested.
c)	Reclassification and write–off of certain intercompany amounts due from Quanta 4000 to Quanta and its subsidiaries that have been waived.
d)	An estimate of $440,000 of legal and professional costs associated with the transaction.
e)	$650,000 of additional bonus payments to management and employees of Pembroke that will be paid by Quanta.

Note 3 – Notes to the unaudited Pro Forma Condensed Consolidated Statements of Operations

Pro Forma adjustments to Quanta’s historical condensed Statements of Operations for the year ended December 31, 2006 and nine months ended September 30, 2007 include the following:

a)	The unaudited historical consolidated income statement of Quanta per the Form 10-Q for the period ended September 30, 2007 or the Form 10-K for the year ending December 31, 2006.
b)	The removal of the revenues and expenses of Quanta 4000 and Pembroke JV that have been divested.

(d) Exhibits

EXHIBIT NUMBER	DESCRIPTION
10.1	Stock Purchase Agreement, dated as of February 7, 2008 among Quanta Capital Holdings Ltd., Chaucer Holdings Plc and Quanta 4000 Holding Company Ltd.
99.1	Press release dated February 7, 2008

Signatures

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

QUANTA CAPITAL HOLDINGS LTD.
Date: February 13, 2008	By:	/s/ Peter D. Johnson
Name: Peter D. Johnson
Title: President and Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
10.1	Stock Purchase Agreement, dated as of February 7, 2008 among Quanta Capital Holdings Ltd., Chaucer Holdings Plc and Quanta 4000 Holding Company Ltd.
99.1	Press release dated February 7, 2008